UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2023

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	93-2834996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange
0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

As previously disclosed, on August 2, 2023, the company formerly known as Public Storage, a Maryland real estate investment trust (“Old PSA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the company formerly known as New PSA, a Maryland real estate investment trust (“New PSA” or the “Company”), which was a wholly owned subsidiary of Old PSA, and PSA Merger Sub, a Maryland real estate investment trust (“Merger Sub”), which was an indirectly wholly owned subsidiary of New PSA. The purpose of the transactions contemplated by the Merger Agreement was for Old PSA to implement a corporate reorganization into a holding company structure commonly referred to as an umbrella partnership real estate investment trust, or UPREIT (the “Reorganization”).

Effective at 12:01 a.m. ET on August 14, 2023 (the “Effective Time”), pursuant to the Merger Agreement, Merger Sub merged with and into Old PSA, with Old PSA continuing as the surviving corporation and as an indirectly wholly owned subsidiary of New PSA (the “Merger”). The Merger was conducted pursuant to Section 8-501.1 of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the “Maryland REIT Law”) and Section 3-106.2 of the Maryland General Corporation Law (the “MGCL”), which provide for the formation of a holding company (i.e., New PSA) without a vote of the Company’s shareholders. In connection with the Merger, Old PSA’s name was changed to “Public Storage Operating Company”, and New PSA inherited the name “Public Storage”.

As a result of the Reorganization, Old PSA is wholly-owned by Public Storage OP, L.P., a Delaware limited partnership (“PSA OP”). New PSA currently owns all the limited partnership interest of PSA OP and all the membership interest of PSA OP’s general partner, PSOP GP, LLC, a Delaware limited liability company (“PSOP GP”). All the consolidated assets and liabilities of New PSA are held in Old PSA.

In accordance with the Merger Agreement, at the Effective Time, each of Old PSA’s issued and outstanding common shares of beneficial interest, par value $0.10 per share (“Old PSA common shares”), and each of Old PSA’s issued and outstanding depositary shares, representing one-thousandth of a share of Old PSA’s 5.150% Series F Cumulative Redeemable Preferred Shares, 5.050% Series G Cumulative Redeemable Preferred Shares, 5.60% Series H Cumulative Redeemable Preferred Shares, 4.875% Series I Cumulative Redeemable Preferred Shares, 4.70% Series J Cumulative Redeemable Preferred Shares, 4.750% Series K Cumulative Redeemable Preferred Shares, 4.625% Series L Cumulative Redeemable Preferred Shares, 4.125% Series M Cumulative Redeemable Preferred Shares, 3.875% Series N Cumulative Redeemable Preferred Shares, 3.90% Series O Cumulative Redeemable Preferred Shares, 4.00% Series P Cumulative Redeemable Preferred Shares, 3.950% Series Q Cumulative Redeemable Preferred Shares, 4.00% Series R Cumulative Redeemable Preferred Shares and 4.10% Series S Cumulative Redeemable Preferred Shares (together, the “Old PSA depositary shares”), immediately prior to the Effective Time were converted automatically into one corresponding common share of beneficial interest, par value $0.10 per share, of New PSA (the “New PSA common shares”), and one corresponding depositary share representing one-thousandth of a share of New PSA preferred shares having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding Old PSA preferred shares (the “New PSA depositary shares”). Old PSA will continue to be the issuer of its unsecured notes (which will have the benefit of the New PSA guarantee described below) and there will be no change to the CUSIP numbers of such notes.

The purpose of this Current Report on Form 8-K12B is to disclose matters in connection with the completion of the Merger and to provide notice pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, following the Merger, New PSA became the successor issuer to Old PSA. Pursuant to Exchange Act Rule 12g-3(a), common shares of beneficial interest of New PSA, par value $0.10 per share (“New PSA common shares”), issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act.

In addition, in accordance with the Merger Agreement, New PSA will, at the Effective Time, assume and continue all of Old PSA’s equity incentive plans and agreements, and all outstanding equity awards of Old PSA shall become corresponding outstanding equity awards of New PSA.

The consolidated assets and liabilities of New PSA immediately following the Merger are identical to the consolidated assets and liabilities of Old PSA immediately prior to the Merger, and the officers and trustees of New PSA immediately following the Merger are identical to the officers and trustees of Old PSA immediately prior to the Merger. New PSA does not hold any assets directly other than its interests in PSA OP and PSA GP, and PSA OP and PSA GP do not hold any assets directly other than PSA OP’s interests in Old PSA. None of the properties owned by Old PSA or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All material indebtedness of Old PSA immediately prior to the Merger remained indebtedness of Old PSA after the Merger. New PSA has provided a full and unconditional guarantee of Old PSA’s obligations under its unsecured notes, its credit facility and certain other indebtedness as described below.

In the future, PSA OP may, from time to time, issue partnership interests to sellers of properties in exchange for a tax-deferred contribution of those properties or to holders of partnership or limited liability interests in companies acquired by New PSA. Such partnership interests will generally entitle their holders to receive the same distributions as holders of shares of New PSA common shares, and the holders of such interests will generally have the right to exchange the interests for cash or shares of New PSA common shares, at New PSA’s option. PSA OP may also issue certain equity awards in the form of partnership interests to trustees, officers and employees of New PSA, which will also generally be convertible into cash or New PSA common shares in accordance with the terms of such award.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Merger Agreement

As disclosed above, the Merger became effective at the Effective Time. The Merger was approved by Old PSA’s board of trustees. Shareholder approval of the Merger was not required under the Maryland REIT Law or the MGCL, and the Merger did not give rise to statutory dissenters’ rights. The Merger is expected to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and shareholders will not recognize gain or loss for federal income tax purposes as a result of the Merger. Following the Merger, New PSA intends to qualify as a real estate investment trust (“REIT”) for federal income tax purposes.

At the Effective Time, (a) the separate existence of Merger Sub ceased; (b) each Old PSA common share issued and outstanding immediately prior to the Merger automatically converted on a share-for-share basis into an issued and outstanding New PSA common share; and (c) each Old PSA depositary share issued and outstanding immediately prior to the Merger automatically converted on a share-for-share basis into an issued and outstanding New PSA depositary share. Accordingly, each shareholder of Old PSA immediately before the Effective Time owned, immediately after the Effective Time, shares of New PSA in the same amounts and percentages and with the same terms as such shareholder owned in Old PSA immediately before the Effective Time.

In accordance with Maryland REIT Law and the MGCL, the Amended and Restated Declaration of Trust of New PSA and Amended and Restated Bylaws of New PSA as of the Effective Time were identical to the declaration of trust and bylaws of Old PSA immediately before the Effective Time. Accordingly, each New PSA common share and New PSA depositary share has the same designations, rights, powers and preferences, and the qualifications, limitations, restrictions and other terms as the corresponding share of Old PSA immediately prior to the Effective Time.

The conversion of Old PSA’s shares into New PSA’s shares in connection with the Merger occurred without an exchange of share certificates. Any certificates representing outstanding Old PSA common shares or Old PSA depositary shares are deemed to represent the same number and type of New PSA common shares or New PSA depositary shares, respectively. As noted above, New PSA replaced Old PSA as the public company listed on the

NYSE and New PSA common shares and New PSA depositary shares trade on the NYSE under the same ticker symbols as the associated Old PSA shares and have retained the same CUSIP numbers. Old PSA remains the issuer of all outstanding senior unsecured notes that were outstanding as of the Effective Time, and the NYSE ticker symbols of Old PSA’s 0.875% Senior Notes due 2032 (NYSE: PSA32) and 0.500% Senior Notes due 2030 (NYSE: PSA30) have not changed (other than to note the New PSA guarantee described below) and these notes have retained their existing CUSIP numbers.

The foregoing descriptions of the Merger Agreement, Amended and Restated Declaration of Trust of New PSA and Amended and Restated Bylaws of New PSA, are qualified in their entirety by reference to the Merger Agreement, Amended and Restated Declaration of Trust of New PSA and Amended and Restated By-Laws of New PSA filed herewith as Exhibits 2.1, 3.1, and 3.2, respectively, and are incorporated by reference herein.

Outstanding Equity Plans, Awards and Related Arrangements

At the Effective Time, pursuant to the Merger Agreement, Old PSA assigned to New PSA, and New PSA assumed from Old PSA, all of Old PSA’s rights and obligations under (i) the Public Storage 2007 Equity and Performance-Based Incentive Compensation Plan and all outstanding awards and award agreements thereunder, (ii) the Public Storage 2016 Equity and Performance-Based Incentive Compensation Plan and all outstanding awards and award agreements thereunder and (iii) the Public Storage 2021 Equity and Performance-Based Incentive Compensation Plan and all outstanding awards and award agreements thereunder.

Supplemental Indenture

In connection with the Reorganization, on August 14, 2023, Old PSA and New PSA entered into a supplemental indenture (the “Sixteenth Supplemental Indenture”) with Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association) (the “Trustee”), to the Indenture, dated as of September 18, 2017, between Public Storage and Wells Fargo Bank, National Association (the “Base Indenture”), as amended by (i) the First Supplemental Indenture, dated as of September 18, 2017 between Public Storage and Wells Fargo, National Association (the “First Supplemental Indenture”), (ii) the Second Supplemental Indenture, dated as of April 12, 2019 between Public Storage and Wells Fargo, National Association (the “Second Supplemental Indenture”), (iii) the Third Supplemental Indenture, dated as of January 24, 2020 between Public Storage and Wells Fargo, National Association (the “Third Supplemental Indenture”), (iv) the Fourth Supplemental Indenture, dated as of January 19, 2021 between Public Storage and Wells Fargo, National Association (the “Fourth Supplemental Indenture”), (v) the Fifth Supplemental Indenture, dated as of April 23, 2021 between Public Storage and Wells Fargo, National Association (the “Fifth Supplemental Indenture”), (vi) the Sixth Supplemental Indenture, dated as of April 23, 2021 between Public Storage and Wells Fargo, National Association (the “Sixth Supplemental Indenture”), (vii) the Seventh Supplemental Indenture, dated as of April 23, 2021 between Public Storage and Wells Fargo, National Association (the “Seventh Supplemental Indenture”), (viii) the Eighth Supplemental Indenture, dated as of September 9, 2021 between Public Storage and Wells Fargo, National Association (the “Eighth Supplemental Indenture”), (ix) the Ninth Supplemental Indenture, dated as of November 9, 2021 between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association) (the “Ninth Supplemental Indenture”), (x) the Tenth Supplemental Indenture, dated as of November 9, 2021 between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association), (the “Tenth Supplemental Indenture”) (xi) the Eleventh Supplemental Indenture, dated as of November 9, 2021 between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association) (the “Eleventh Supplemental Indenture”), (xii) the Twelfth Supplemental Indenture, dated as of July 26, 2023 between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association) (the “Twelfth Supplemental Indenture”), (xiii) the Thirteenth Supplemental Indenture, dated as of July 26, 2023 between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association) (the “Thirteenth Supplemental Indenture”), (xiv) the Fourteenth Supplemental Indenture, dated as of July 26, 2023 between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association) (the “Fourteenth Supplemental Indenture”) and (xv) the Fifteenth Supplemental Indenture, dated as of July 26, 2023 between Public Storage and Computershare Trust Company, N.A. (as successor to Wells Fargo, National Association) (the “Fifteenth Supplemental Indenture,” and collectively, including with the Base Indenture, the “Indenture”), to have New PSA provide a full and unconditional guarantee of Old PSA’s obligations under each series of unsecured notes previously issued and outstanding under the Indenture, to permit New PSA to provide such a guarantee in connection with future issuances of senior notes under the Indenture, to reflect Old PSA’s name change to “Public Storage Operating Company” and to make certain other changes to the Indenture consistent with the foregoing.

The foregoing summary of the Sixteenth Supplemental Indenture does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Sixteenth Supplemental Indenture, which is filed herewith as Exhibit 4.1.

Credit Agreement Guarantee

On August 14, 2023, New PSA provided a full and unconditional guarantee of Old PSA’s obligations under the Third Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as Agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents and the other lenders and agents, arrangers and bookrunners party thereto.

Note Purchase Agreement Guarantees

On August 14, 2023, New PSA provided a full and unconditional guarantee of Old PSA’s obligations under the Note Purchase Agreements, dated as of November 3, 2015 and April 12, 2016.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the Merger, Old PSA notified the NYSE that the Merger had been completed. As noted above, the New PSA common shares are trading on the NYSE on an uninterrupted basis under the symbol “PSA”, which is the same symbol formerly used for the Old PSA common shares, and have retained the CUSIP number of 74460D 109. Also as noted above, all New PSA depositary shares, which were automatically converted from Old PSA depositary shares outstanding as of the Effective Time, are trading on the NYSE on an uninterrupted basis under the same ticker symbol and with the same CUSIP numbers as the corresponding Old PSA depositary shares. The NYSE is expected to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist the Old PSA common shares and each series of the Old PSA depositary shares from the NYSE and to deregister the Old PSA common shares and the Old PSA depositary shares under Section 12(b) of the Exchange Act. New PSA intends to file with the SEC a Form 15 requesting that the Old PSA common shares and each series of the Old PSA depositary shares be deregistered under the Exchange Act and that Old PSA’s reporting obligations under Section 13(a) Section 15(d) of the Exchange Act be suspended. New PSA, the successor to Old PSA’s SEC reporting obligations, will make filings with the SEC under Old PSA’s prior CIK (0001393311).

Item 3.03	Material Modification of Rights of Securityholders

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 is incorporated hereunder by reference.

The executive officers and board of trustees of New PSA immediately after the Merger are identical to the executive officers and board of trustees of Old PSA immediately before the Merger. The executive officers and board of trustees of Old PSA did not change as a result of the Reorganization.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 is incorporated hereunder by reference.

On August 14, 2023, after the Effective Time, the Amended and Restated Declaration of Trust and Amended and Restated Bylaws of New PSA became effective. The only changes related to the change in New PSA’s name to “Public Storage” and non-substantive revisions related to the Reorganization.

The foregoing summary of the Amended and Restated Declaration of Trust and Amended and Restated Bylaws of New PSA does not constitute a complete description of, and is qualified in its entirety by reference to, the terms of the Amended and Restated Declaration of Trust and Amended and Restated Bylaws of New PSA, which are filed herewith as Exhibits 3.1 and 3.2.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Form 8-K, other than statements of historical fact, are forward-looking statements, which may be identified by the use of the words “expects,” “believes,” “anticipates,” “should,” and similar expressions. These forward-looking statements, including, but not limited to, statements regarding the impacts of the Reorganization, involve known and unknown risks and uncertainties, which may cause actual events to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future events include, but are not limited to, those described in Part 1, Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 filed with the SEC on February 21, 2023 and in the Company’s other filings with the SEC.

These forward-looking statements speak only as of the date of this report or as of the dates indicated in the statements. All the Company’s forward-looking statements, including those in this report, are qualified in their entirety by this cautionary statement. The Company expressly disclaims any obligation to update publicly or otherwise revise any forward-looking statements, whether because of new information or other factors, events or circumstances after the date of these forward-looking statements, except when expressly required by law.

Item 9.01.	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.

2.1	Agreement and Plan of Merger, dated August 2, 2023, by and among Old PSA, New PSA and Merger Sub. Filed as Exhibit 2.1 to the Company’s Current Report on For 8-K dated August 2, 2023 and incorporated herein by reference.

3.1	Amended and Restated Declaration of Trust of New PSA, dated August 14, 2023.

3.2	Amended and Restated Bylaws of New PSA.

3.3	Articles of Merger.

4.1	Sixteenth Supplemental Indenture, dated August 14, 2023, by and among Old PSA, New PSA and Computershare Trust Company, N.A.

10.1	Parent Guarantee, dated as of August 14, 2023, by New PSA.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Nathaniel A. Vitan
Date: August 14, 2023		Senior Vice President, Chief Legal Officer and Corporate Secretary